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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                      HIGHWOODS REALTY LIMITED PARTNERSHIP
                      ------------------------------------
               (Exact name of registrant specified in its charter)

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
North Carolina                     0-21731                          56-1869557
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(State of Formation)      (Commission File Number)       (IRS Employer Identification No.)
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         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (919) 872-4924

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Item 7(c).  Exhibits

99 Press Release, dated April 24, 2003, announcing the results of operations and financial condition of Highwoods Properties, Inc. for the three months ended March 31, 2003.

Item 9.  Regulation FD Disclosure

      On April 24, 2003, Highwoods Properties Inc., the general partner of Highwoods Realty Limited Partnership, issued a press release announcing the results of operations and financial condition of Highwoods Properties, Inc. for the three months ended March 31, 2003. This press release is attached hereto as
Exhibit 99. The information contained in this Current Report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

Item 12.  Results of Operations and Financial Condition

      See Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HIGHWOODS REALTY LIMITED PARTNERSHIP

                                   By:    Highwoods Properties, Inc., its
                                          general partner

                                          By:    /s/ Carman J. Liuzzo
                                                 -------------------------------
                                                 Carman J. Liuzzo
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer

Dated:  April 25, 2003